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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Viisage Technology, Inc., hereby severally constitute and appoint Denis K. Berube, Robert C. Hughes and William A. Marshall, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-1 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement (including any subsequent Registration Statement for the same offering that may be filed under Rule 462(b)), and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Viisage Technology, Inc. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Signature                        Title
- ---------                        -----



By: /s/ Denis K. Berube          Chairman of the Board of Directors
   ----------------------------
   Denis K. Berube



By: /s/ Robert C. Hughes         President and Chief Executive Officer
   ----------------------------  (Principal Executive Officer)
   Robert C. Hughes



By: /s/ William A. Marshall      Treasurer and Chief Financial Officer
   ---------------------------- (Principal Financial and Accounting Officer) William A. Marshall




By: /s/ Charles J. Johnson       Secretary and Director
   ----------------------------
   Charles J. Johnson



By: /s/ Harriet Mouchly-Weiss    Director
   ----------------------------
   Harriet Mouchly-Weiss



By: /s/ Peter Nessen             Director
   ----------------------------
   Peter Nessen



By: /s/ Thomas J. Reilly         Director
   ----------------------------
   Thomas J. Reilly